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                                                                 EXHIBIT 10.8
                               ADDENDUM

                                  TO

                     EXECUTIVE SERVICE AGREEMENT




ADDENDUM, dated as of July 16, 1999, to amend the Executive Service Agreement, dated as of December 4, 1995, by and between Cognitronics Corporation, a New York corporation having offices at 3 Corporate Drive, Danbury, Connecticut 06810
(the "Company"), and                      whose residence address is
                                         (the"Executive")(the "Agreement"), as
follows: Section 11 of the Agreement is hereby deleted in its entirety and a new Section 11 is added, as follows:

     "11.  Term of Agreement.  This Agreement will terminate on October 16,
      2005, unless a Change in Control has occurred on or prior to such date, in which case this Agreement will continue in effect for 24 months following the Change in Control."



                              Executive:



                              COGNITRONICS CORPORATION


                              By:
                              Its: President